Exhibit 99.1

EMPLOYMENT AGREEMENT

THIS AGREEMENT (“Agreement”) is made and entered into as of this 19th day of May, 2005, by and between Hollywood Media Corp., a Florida corporation (“HMC”), and Mr. Scott Gomez, a Florida resident (the “Employee”).

RECITALS

A.

The Employee currently serves as the Vice President of Finance and Accounting of HMC.

B.

The Employee is a certified public accountant and is experienced in, and knowledgeable concerning, one or more aspects of the business of HMC and is able to render services to HMC that are of a special, unique, extraordinary and intellectual character concerning HMC’s business; and

C.

HMC and the Employee mutually desire to agree upon the terms of the Employee’s future employment with HMC and related matters as provided in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the parties agree as follows:

1.

Term and Employment Period. HMC shall employ the Employee, and the Employee shall serve HMC, on the terms and conditions set forth herein for the period commencing on and as of the date of this Agreement and ending on April 13, 2010 (the “Initial Term”), unless terminated earlier in accordance with the terms of this Agreement; provided, however, that the Term of this Agreement shall be extended for additional one-year periods (each, an “Extension Term”) unless any party notifies the other party in writing at least thirty (30) days prior to the expiration of the Initial Term or any Extension Term. The Initial Term, together with any Extension Term, is collectively referred to as the “Employment Period” or “Term.” Effective as of the date of this Agreement, that certain Employment Agreement, dated as of April 2, 2003, by and between HMC and the Employee (the “Prior Agreement”) is hereby terminated and cancelled in all respects, and no party thereto or hereto has any obligation to the other under the Prior Agreement.

2.

Duties, Responsibilities and Authority of the Employee.

(a)

During the Term, Employee shall: (i) serve as the Chief Accounting Officer of HMC; (ii) report to the Chief Executive Officer or the President of HMC (each, a “Supervisor”); provided, if HMC has any person other than Employee sign the certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, the Chief Executive Officer or the Board of Directors of HMC shall be permitted in their sole discretion to designate additional Supervisors of Employee under this Agreement; provided further, that any additional Supervisor shall be an executive officer of HMC; and (iii) diligently and faithfully perform all duties and responsibilities befitting the foregoing position as may be assigned to him from time to time by or upon the authority of Board of Directors of HMC or any Supervisor. Such duties shall specifically include, but not be limited to, managing the internal accounting departments of HMC and each of its consolidated subsidiaries. The Employee shall at all times perform his duties and responsibilities under this Agreement and conduct HMC’s business in compliance with all applicable laws, rules, regulations or ordinances and in compliance with any judgments, order or decrees or other legal obligations binding on HMC.

(b)

During the Term, Employee shall devote all of his working time to the performance of the services required under this Agreement and shall not engage in any other business matters, except that Employee may serve on educational, religious, civic or charitable boards or committees and/or make and attend to personal business activities (“Permitted Collateral Activities”) so long as: (i) none of the Permitted Collateral Activities directly or indirectly (or through any affiliated entity) competes or expects to compete with the business of HMC or any other HMC Entity (as defined below) anywhere in the world; (ii) such Permitted Collateral Activities do not impair or interfere with Employee’s performance of his duties hereunder; (iii) Employee does not, by reason of his Permitted Collateral Activities, materially reduce his time and attention to HMC’s business and interests in comparison to that which he has devoted during the years of his employment with HMC prior to this Agreement; (iv) such Permitted Collateral Activities are conducted in a manner that does not impair HMC’s business or its employees, and do not impose any expenses or costs upon HMC or any other HMC Entity; and (v) the Permitted Collateral Activities do not involve any employees or consultants of, or utilize any assets, resources or equipment of, HMC or any other HMC Entity. For purposes of this Agreement, HMC and its subsidiaries, together with any nonconsolidated businesses of HMC, including MovieTickets.com and Netco Partners, are referred to herein as the “HMC Entities” or individually as an “HMC Entity.”

3.

Compensation.

(a)

Base Salary. The Employee shall be paid a base annual salary during the period he is employed hereunder at the annual rate of one hundred seventy five thousand dollars ($175,000) (the “Base Salary”), with such Base Salary (i) to be deemed effective as of April 14, 2005 (the “Effective Date”) and (ii) payable in installments consistent with HMC’s normal payroll schedule, subject to applicable withholding and other taxes. In addition, during the Employment Period the Base Salary shall be increased by twenty-five thousand dollars ($25,000) on each anniversary of the Effective Date.

(b)

Stock Options. On the date of this Agreement, the Employee shall be granted options to purchase 25,000 shares (the “Options”) of HMC’s common stock, par value $.01 per share (the “Common Stock”). The Options will have an exercise price equal to the closing sale price of the Common Stock on the Nasdaq National Market on the trading day immediately preceding the date of this Agreement. The Options will be fully vested as of the date of this Agreement and will have a five-year term from the date of grant. The Options shall be granted under (and therefore subject to all terms and conditions of) HMC’s applicable stock option plan, as amended, and any successor plan thereto and all rules and regulations of the Securities and Exchange Commission applicable to stock option plans.

(c)

Bonuses. In addition to the Base Salary set forth above, the Employee shall have the right to receive additional cash bonuses as follows:

(i)

Signing Bonus. Upon the execution of this Agreement, the Employee shall be entitled to receive a cash bonus in the amount of twenty-five thousand dollars ($25,000), which shall be payable within ten (10) days of such date of execution.

(ii)

Annual Bonuses. On each anniversary of the Effective Date, in each case if the Employee is employed by HMC on such anniversary date, the Employee shall be entitled to receive a cash bonus in the amount of twenty-five thousand dollars ($25,000), which shall be payable within ten (10) days of the applicable anniversary date.

(iii)

Discretionary Bonuses. The Employee shall also be entitled to receive any performance or merit bonuses as may be awarded by the Compensation Committee of the Board of Directors of HMC in its sole discretion.

4.

Place of Performance. Except for required travel on HMC’s business, the Employee shall be based at HMC’s offices in Boca Raton, Florida or, as HMC may from time to time determine in its sole discretion, at such other location within a thirty-mile (35) radius thereof.

5.

Vacation. The Employee shall be entitled to twenty (20) days of paid vacation per year, accruable in accordance with HMC’s general vacation policy.

6.

Employee Benefits. The Employee shall be eligible to participate in all employee benefit plans and benefit programs of HMC in effect during the Employment Period to the same extent as other active officers of HMC. HMC may, without notice, change, modify, amend, or terminate any employee benefit plans and benefit programs that may be in effect either on the date of this Agreement or as may be adopted later.

7.

Trade Secrets. The Employee acknowledges and agrees that, among the Employee’s duties for HMC, the Employee will be employed by HMC in a position that could provide him access to designs, plans, information, practice improvements, developments, ideas or discoveries, whether patentable or unpatentable, which afford HMC competitive advantages, and which HMC takes steps to protect the confidentiality thereof (collectively hereinafter referred to as “Trade Secrets”). The Employee acknowledges that all Trade Secrets shall be and remain the sole and exclusive property of HMC. The Employee hereby assigns, and agrees to assign, to HMC all of the Employee’s right, title and interest in and to any and all Trade Secrets developed by the Employee in the scope of his employment by HMC.

Employee’s Initials /s/ SG

8.

Copyrights. The Employee agrees that all right, title and interest in any and all copyrights, copyright registrations and copyrightable works that the Employee authors or creates in the scope of his employment with HMC shall be the sole and exclusive property of HMC, and agrees that such works comprise works made for hire. The Employee hereby assigns, and agrees to assign, all right, title and interest in any and all copyrights, copyright registrations and copyrightable works authored or created by the Employee in the scope of his employment by HMC.

Employee’s Initials /s/ SG

9.

Non-Solicitation.

(a)

Covenant Not to Solicit or Interfere. Except in connection with his performance of services for HMC or any HMC Entity, the Employee agrees that, during the Term and for a period of one (1) year immediately following termination of the Employee’s employment with HMC or any HMC Entity, the Employee shall not interfere with the business of HMC or any HMC Entity within the United States, Canada or Europe in any manner for the purpose of (i) hiring away any employees of HMC or any HMC Entity or (ii) soliciting customers or business relationships of HMC or any HMC Entity. Particularly, but without limitation, the Employee shall not, directly or indirectly, for himself or for any other person, firm, corporation, partnership, sole proprietorship, association, venture or business or any other entity (A) solicit the termination of employment of, attempt to divert any employee, employ or attempt to employ or enter into a contractual arrangement with any employee or former employee of HMC or any HMC Entity, unless such employee or former employee has not been employed by HMC or any HMC Entity for a period in excess of one (1) year or the Chief Executive Officer of HMC consents in writing to such employment or contractual arrangement, and/or (B) call on or solicit any of the actual or targeted prospective customers and/or clients of HMC or any HMC Entity on behalf of any person or entity in connection with any business that competes with HMC or any HMC Entity, nor shall the Employee make known the names and addresses of such customers and/or clients or any information relating in any manner to HMC’s or any HMC Entity’s trade or business relationships with such customers and/or clients, other than in connection with the performance of his employment duties for HMC or any HMC Entity, nor shall the Employee divert or attempt to divert any business or customer of HMC or any HMC Entity.

(b)

Blue Pencilling. In the event any provision of this Section 9 is held by an arbitrator or court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way. Without in any way limiting the generality of the preceding sentence, in the event the non-solicitation covenant contained herein, in the view of a court or arbitrator asked to rule upon the issue, is deemed unenforceable by reason of covering too large an area, too long a period of time or too many business activities, then the same shall be deemed to cover only the largest area, the longest time period or the most business activities, as the case may be, which will not render it unenforceable (as determined by the court or arbitrator, as applicable).

(c)

It is expressly recognized and agreed that the covenants set forth in this Section 9 are for the purposes of restricting the activities of the Employee only to the extent necessary for the protection of the legitimate business interests of HMC and the HMC Entities, and HMC and the Employee agree that said covenants are reasonable for that purpose and that such covenants do not and will not preclude the Employee from engaging in activities sufficient for the purpose of earning a living.

10.

Proprietary Information. The Employee acknowledges and agrees that certain non-public information obtained by the Employee relating or pertaining to HMC’s businesses, projects, products, services, trade secrets, confidential information (including methods of operations and financial information), unpublished know-how (whether patented or unpatented) and other business information not easily accessible to other persons in the trade and which give HMC a competitive advantage and which HMC takes steps to keep confidential (collectively, the “Proprietary Information”), are proprietary in nature; provided, however, there shall be excluded from the meaning of Proprietary Information any information which is or becomes generally known within the industry through some non-confidential source other than the Employee. The Employee acknowledges that the Proprietary Information shall be considered by the Employee to be confidential, and the Employee covenants and agrees not to publish, disclose or reveal (whether directly or indirectly) any part of the Proprietary Information to any entity or person or use the same for his/her own purposes or personal gain or the purposes of other, during the term of this Agreement or after its termination or expiration. Upon termination (voluntary or otherwise) of the Employee’s employment with HMC, the Employee will return to HMC all things belonging to HMC, and all documents, records, notebooks and tangible articles containing or embodying any Proprietary Information, including copies thereof, then in the Employee’s possession or control, whether prepared by the Employee or others, will be left with HMC.

Employee’s Initials /s/ SG

11. Remedies. The Employee acknowledges that the Employee’s services are of a special, unique, unusual, extraordinary and intellectual character with regard to the development of HMC’s businesses and that in the each and every breach or violation or threatened breach or violation by the Employee of any terms and conditions of this Agreement by the Employee (including but not limited to Sections 7, 8, 9 and 10 above), HMC’s remedies at law may be inadequate and that HMC, in addition to all other remedies available to it (including, without limitation, specific performance of the provisions hereof), shall be entitled to seek to enjoin the commencement or continuance thereof and may, with notice to the Employee, apply to any court of competent jurisdiction for entry of equitable relief, including, without limitation, an immediate restraining order or injunction.

Employee’s Initials /s/ SG

12.

Termination.

(a)

Death or Disability. In the event the Employee dies or becomes disabled during the Employment Period, this Agreement shall terminate on the date on which death or disability occurs and the sole remaining obligations of HMC under this Agreement shall be to pay the Employee or the Employee’s named beneficiary or heirs any unpaid Base Salary or bonus amounts due the Employee for the period through and until the date of the Employee’s disability or death and any unreimbursed previously approved business expenses. For purposes of this Agreement, any “disability” of the Employee shall be determined in accordance with the provisions of any long-term disability policy then in effect for employees of HMC; provided, that if no such policy is in effect, then the Employee shall be considered “disabled” when, as the result of injury or sickness, the Employee has been wholly and continuously disabled and prevented from performing the Employee’s duties for ninety (90) consecutive days.

(b)

Cause.

(i)

HMC may terminate the Employee’s employment and all of HMC’s obligations hereunder solely for Cause (as defined in Section 12(b)(ii) below), by written notice to the Employee particularizing the conduct constituting the Cause (a “Termination Notice”). In the event HMC invokes its right to terminate the Employee for Cause as described in this paragraph, HMC shall cause a special meeting of the Board of Directors of HMC to be called and held at a time mutually convenient to the Board of Directors and the Employee, but in no event later than ten (10) business days after the delivery to Employee of the Termination Notice. The Employee shall have the right to appear before such special meeting with legal counsel of his choice to dispute any determination of Cause specified in the Termination Notice, and any termination of the Employee’s employment shall not be effective until the Employee is afforded such opportunity to appear. If after such special meeting the Employee challenges HMC’s interpretation of the definition of Cause and HMC and the Company are not otherwise able to resolve such dispute, then such dispute shall be settled by binding arbitration in accordance with Section 13(g) below.

(ii)

For purposes of this Agreement, “Cause” shall be defined as (A) any act or omission of Employee that constitutes a willful and material breach of this Agreement that is not remedied or cured by Employee within thirty (30) days after receiving a Termination Notice particularizing the breach; provided, that HMC and Employee acknowledge and agree that the failure to file any report required to be filed by HMC with the Securities and Exchange Commission in a timely fashion shall not be deemed a willful and material breach of this Agreement unless due to an act or omission of Employee or any member of the internal accounting departments of HMC or its consolidated subsidiaries, (B) a knowing breach by Employee of any fiduciary duty or duty of loyalty owed to HMC (as defined under Florida law) in his capacity as an officer of HMC that is not remedied or cured by Employee within thirty (30) days after receiving a Termination Notice particularizing the breach, (C) if the Employee (1) commits any acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude resulting in material harm to HMC, or (2) purposefully engages in any conduct that gives rise to material liability of HMC under applicable laws or regulations, including, but not limited to, laws relating to discrimination and harassment in employment, unless pursuant to an instruction from a Supervisor, or (D) the conviction of the Employee of any crime (other than resulting from a minor traffic violation).

(iii)

In the event HMC terminates this Agreement for Cause or in the event the Employee voluntarily resigns from the employment of HMC for any reason (other than for Good Reason as defined in Section 12(c) below) or by reason of disability or death, HMC shall no longer be obligated to make any further salary, bonus or other payments to the Employee except insofar as they have accrued as of the date the Employee’s employment terminates. Other than as expressly set forth hereinabove, upon any such termination, the Employee shall cease to have any future rights under this Agreement, including but not limited to Section 3(c) herein.

(c)

Good Reason. In the event that the Employee terminates his employment with HMC for Good Reason (as defined below), the Employee shall be entitled to receive the Termination Payments set forth in Section 12(d) below. For purposes of this Agreement, “Good Reason” for termination shall mean the occurrence of any of the following: (i) any reduction in the Employee’s Base Salary; (ii) any change made by HMC in the Employee’s title or position with HMC such that he ceases to be the Chief Accounting Officer of HMC or that otherwise materially reduces his authority over the internal accounting departments of HMC and each of its consolidated subsidiaries, including the appointment of a Supervisor of Employee (other than the Chief Executive Officer, President or Chief Operating Officer of HMC) that serves as a financial officer of HMC, unless such appointment is required by applicable law or regulation; or (iii) any other material breach by HMC of its obligations under this Agreement that is not corrected within sixty (60) days following the Employee’s written notice thereof to HMC. Notwithstanding the foregoing, the Employee’s termination of employment with HMC shall not be considered for Good Reason if (A) the Employee shall have consented in writing to the occurrence of the event giving rise to the claim of termination for Good Reason, (B) unless the Employee shall have delivered a written notice to any Supervisor within sixty (60) days of his having actual knowledge of the occurrence of one of such events stating that he intends to terminate his employment for Good Reason and specifying the factual basis for such termination (a “Resignation Notice”), and such event shall not have been cured within sixty (60) days of the receipt of such Resignation Notice. In addition to the foregoing, in the event Employee terminates his employment with HMC for Good Reason pursuant to Section 12(c)(ii) above, Employee agrees that such termination of employment shall not become effective until six (6) months after the delivery of a Resignation Notice; provided, however, that HMC may determine that such termination be effective on any date prior to the expiration of the required six (6) month notice period, including, but not limited to, immediately upon receipt of a Resignation Notice.

(d)

Other.

(i)

HMC may, upon sixty (60) days’ notice, terminate the Employee’s employment for reasons other than for Cause, in the sole discretion of HMC, by written notice to the Employee. In the event that this Agreement is terminated (A) by HMC other than for Cause, death or disability or (B) by the Employee for Good Reason, upon the Employee’s prior voluntary execution of a written release of any and all claims the Employee may assert against HMC, including without limitation any claims for lost wages or benefits, stock options, compensatory damages, punitive damages, attorneys’ fees, equitable relief or any other form of damages or relief (excluding claims for amounts which may be payable pursuant to this Agreement), which release shall be prepared by HMC, HMC shall be obligated to pay the Employee (which shall constitute HMC’s sole obligation hereunder) (1) any Bonus due and owing as calculated in accordance with Section 3(c) above as of the date of such termination and (2) the Base Salary described in Section 3(a) above for the shorter of (I) the remainder of the Employment Period and (II) eighteen months after the date of such termination

(collectively, the “Termination Payments”). Other than as expressly set forth hereinabove, upon any such termination, the Employee shall cease to have any further rights under this Agreement.

(ii)

The Termination Payments shall be payable by HMC in cash or registered stock (as provided below), or partially in cash and partially in registered stock, as determined by HMC in its sole discretion; provided, that Termination Payments by HMC in registered stock shall not be permitted if, under applicable federal securities laws, there are any restrictions on Employee’s ability to freely trade such registered stock at the time of such issuance based on Employee’s status as an affiliate of HMC. If HMC elects to pay any of the Termination Payments in shares of registered stock, HMC shall issue and deliver to the Employee, on a date (the “Issue Date”) no later than the applicable date such Termination Payment is due, such number of registered shares of common stock of HMC (or its successor) (“Termination Shares”) equal to the quotient of (A) the dollar amount of the Termination Payment to be paid in registered stock (the “Stock Payment Amount”) divided by (B) the Fair Market Value (as defined in Section 12(c)(iii) below) per share of such common stock as of the applicable Issue Date. The Employee shall comply, in connection with any sales of such shares, with any reasonable request by HMC of the Employee to coordinate such sales with or through one or more market makers or other registered broker/dealers designated by HMC; provided, that at a minimum Employee shall be permitted to sell any Termination Shares ratably over a six (6) month period commencing on the Issue Date thereof.

(iii)

For purposes of this Agreement, “Fair Market Value” of a share of common stock on any date of reference shall mean the Closing Price (as defined below) of the common stock on the business day immediately preceding such date. For the purpose of determining Fair Market Value, the “Closing Price” of the common stock on any business day shall be (A) if the common stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of common stock on such exchange or reporting system, (B) if the common stock is quoted on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of common stock on such system or, if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day of common stock on such system, (C) if neither clause (A) or (B) is applicable, the mean between the high bid and low asked quotations for the common stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for common stock on at least five of the ten preceding days, or (D) if neither (A), (B) or (C) above is applicable, then Fair Market Value shall be determined in good faith by the Board of Directors of HMC.

(iv)

With respect to any particular issuance of Termination Shares, if (A) Employee sells all such Termination Shares within 180 days following the Issue Date thereof, (B) Employee complies in connection with such sales with the requirements set forth in the last sentence of Section 12(d)(ii) above, and (C) Employee’s total proceeds from such sales (net of brokerage costs) are less than the applicable Stock Payment Amount, then HMC shall pay Employee an amount equal to the amount by which such Stock Payment Amount exceeds the sum of (1) such net proceeds from the sale of the Termination Shares and (2) the value of any and all cash, stock dividends and/or any other consideration paid on the Termination Shares to Employee.

13.

General.

(a)

Notices. All notices, requests, consents and other communications, required or permitted to be given hereunder, shall be in writing and shall be deemed to have been duly given when personally delivered or sent by registered or certified mail, return receipt requested or when sent by overnight delivery service or obtained signature for delivery.

If to the Employee at:

Scott Gomez

12570 SW 151st Street, Unit #128

Miami, Florida 33186

and if HMC, at:

Hollywood Media Corp.

2255 Glades Road, Suite 221A

Boca Raton, FL 33431

Attention:

Mitchell Rubenstein

Chief Executive Officer

Facsimile: (561) 998-2974

with a copy to:

Hollywood Media Corp.

2255 Glades Road, Suite 221A

Boca Raton, FL 33431

Attention:

Legal Department

Facsimile: (561) 998-2974

(b)

Assignment. This Agreement shall inure to the benefit of, and shall be binding upon, HMC and its successors and assigns, including any person with which HMC may merge, consolidate or transfer all or substantially all of its assets. Insofar as the Employee is concerned, this Agreement, being personal, cannot be assigned.

(c)

Governing Law. The validity, construction, performance and enforcement of this Agreement shall be governed by the laws of the State of Florida, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.

(d)

Captions. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement

(e)

Entire Agreement. This Agreement contains the entire agreement between the parties hereto and supersedes all prior agreements and understandings, oral or written, between the parties hereto with respect to the subject matter hereof.

(f)

Amendment. This Agreement may not be amended, modified, superseded, canceled, renewed or extended other than by written instrument executed by both of the parties hereto, or in the case of waiver, by the party waiving compliance.

(g)

Arbitration. Except as otherwise provided in Section 11 hereof, the Employee, HMC and HMC each agree that any and all disputes and claims arising out of or related to the Employee’s employment by HMC or the termination thereof, shall be submitted to binding arbitration in Palm Beach County, Florida pursuant to the then-existing model employment dispute rules of the American Arbitration Association (“Rules”), before three (3) arbitrators to be selected pursuant to the then-existing Rules. THE EMPLOYEE HEREBY ACKNOWLEDGES, UNDERSTANDS AND AGREES THAT, IN AGREEING TO SUBMIT SUCH DISPUTES AND/OR CLAIMS TO ARBITRATION, EACH OF THE EMPLOYEE AND HMC GIVE UP THE RIGHT TO HAVE THE DISPUTE(S) OR CLAIMS(S) HEARD IN A COURT OF LAW BY A JUDGE OR JURY. However, nothing herein shall in any way limit either the Employee’s, HMC’s statutory rights and/or remedies, all of which are reserved and may be alleged in the arbitration process, and nothing herein shall in any way limit HMC’s rights under Section 11 hereof. Moreover, nothing herein shall restrict any resort to any statutory agency charged with enforcing any of the Employee’s or HMC’s statutory rights and/or remedies; however the review of any such agency’s actions shall be had before the arbitrators as discussed above and not before a judge or jury. By signing this Agreement, the Employee understands that the Employee may not have a jury decide any dispute or claim, but that any such dispute or claim shall be decided only by the arbitrators. The arbitrators shall issue a written decision, including the arbitrators’ written findings and conclusions upon which any award is based. Each party shall bear its own costs and expenses and an equal share of the arbitrators’ and administrative fees of arbitration, except that the arbitrators shall be authorized, in their discretion, to award fees and expenses to a prevailing party in the interests of justice.

(h)

Waiver. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or waiver of the breach of any other term or covenant contained in this Agreement.

(i)

Agents for HMC for this Agreement. The parties agree that the Employee shall not and is not permitted to take any action or make any decision for or on behalf of or in the name of HMC with respect to HMC’s exercise of its rights under or with respect to this Agreement.

(j)

Severability. Invalidity or unenforceability of any provision of this Agreement shall in no way affect the validity or enforceability of any other provisions.

(k)

SEC Filing. The Employee acknowledges that HMC may file this Agreement as part of its filing requirements with the U.S. Securities and Exchange Commission and the Employee consents to such filing as determined and made by HMC in its sole discretion.

(l)

Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

[Signatures to Follow]

IN WITNESS WHEREOF, the parties have executed this Employment Agreement as of the date first above written.

HOLLYWOOD MEDIA CORP.

/s/ MITCHELL RUBENSTEIN
Name:Mitchell Rubenstein
Title: Chief Executive Officer

THE EMPLOYEE:

/s/ SCOTT GOMEZ
Scott Gomez